SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                MOVING BYTES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No Fee Required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value transaction:

     5.   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration number, or Form or Schedule and the date of its filing.

     1.   Amount previously paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

                                MOVING BYTES INC.
                          5858 Horton Street, Suite 101
                        Emeryville, California USA 94608

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting (the "Meeting") of shareholders of Moving Bytes Inc. (the "Company") will be held at Suite 1400, 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9 at 11:00 a.m. (Vancouver time) on Monday, June 30, 2003 for the following purposes:

     1. To receive the financial statements of the Company for the financial year ended December 31, 2002 and accompanying report of the auditor; and

     2. To appoint KPMG LLP as the auditor of the Company for the ensuing year at a remuneration to be fixed by the directors; and

     3.   To elect six (6) members to the Company's board of directors; and

     4.   To approve and ratify the Company's Stock Option Plan 2003.

The accompanying Management Proxy Circular provides additional information relating to the business to be conducted at the Meeting and is supplemental to and expressly made a part of this Notice of Meeting.

In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business, [New York time], on Monday, May 5, 2003 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Meeting, it is important that your shares be represented. Therefore, we urge you to complete, sign, date and promptly return the enclosed form of proxy and deposit it with Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8 by 11:00 a.m. (Vancouver time) on June 26, 2003 or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

If you are a non-registered shareholder of the Company and received this Notice of Meeting and accompanying materials through a broker, a financial institution, a participant, a trustee or administrator of a self-administered retirement savings plan, retirement income fund, education savings plan or other similar self-administered savings or investment plan registered under the Income Tax Act (Canada), or a nominee of any of the foregoing that holds your security on your behalf (the "Intermediary"), please complete and return the materials in accordance with the instructions provided to you by your Intermediary.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

DATED: May 7, 2003.

MOVING BYTES INC.

"Mark M. Smith"

Mark M. Smith
President and Director

                                MOVING BYTES INC.
                          5858 Horton Street, Suite 101
                        Emeryville, California USA 94608

                            MANAGEMENT PROXY CIRCULAR
                            -------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                       ----------------------------------


                             Dated as of May 7, 2003


                                  INTRODUCTION

This management proxy circular accompanies the Notice of Annual Meeting (the "Meeting") of the shareholders of Moving Bytes Inc. (the "Company") to be held on Monday, June 30, 2003 at the time and place set out in the accompanying Notice of Meeting. This management proxy circular is furnished in connection with the solicitation of proxies by management of the Company for use at the Meeting and at any adjournment of the meeting. Further, solicitation of proxies may be made personally, or by telephone or telegraph, by regularly employed officers, consultants and other employees of the Company, who will receive no additional compensation. The cost of soliciting proxies will be borne by the Company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.

A copy of the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002, including financial statements, is being mailed concurrently herewith on or about May 20, 2003 to all shareholders of record at the close of business, [New York time], on May 5, 2003. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

                            PROXIES AND VOTING RIGHTS

Management Solicitation and Appointment of Proxies

This management proxy circular is furnished in connection with the solicitation of proxies by management of the Company for use at the Meeting and at any adjournment of the Meeting. The persons named in the accompanying form of proxy are nominees of the Company's management. A shareholder has the right to appoint a person (who need not be a shareholder) to attend and act for and on the shareholder's behalf at the Meeting other than the persons designated as proxyholders in the accompanying form of proxy. To exercise this right, the shareholder must either:

     (a) on the accompanying form of proxy, strike out the printed names of the individuals specified as proxyholders and insert the name of the shareholder's nominee in the blank space provided; or

     (b)  complete another proper form of proxy.

To be valid, a proxy must be dated and signed by the shareholder or by the shareholder's attorney authorized in writing. In the case of a corporation, the proxy must either be under the seal of the corporation or be signed by a duly authorized officer of or attorney for the corporation.

The completed proxy, together with the power of attorney or other authority, if any, under which the proxy was signed or a notarially certified copy of the power of attorney or other authority, must be delivered to Pacific Corporate Trust Company, of 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, by 11:00 am (Vancouver time) on June 26, 2003 or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Revocation of Proxies

A shareholder who has given a proxy may revoke it at any time before the proxy is exercised:

     (a)  by an instrument in writing that is:

          (i) signed by the shareholder, the shareholder's attorney authorized in writing or, where the shareholder is a corporation, a duly authorized officer or attorney of the corporation; and

          (ii) delivered to Pacific Corporate Trust Company at 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8 or to the registered office of the Company at Suite 1400, 1055 West Hastings Street, Vancouver, British Columbia, V6E 2E9 at any time up to and including the last business day preceding the day of the Meeting or any adjournment of the Meeting, or delivered to the Chairperson of the Meeting on the day of the Meeting or any adjournment of the Meeting before any vote on a matter in respect of which the proxy is to be used has been taken; or

     (b)  in any other manner provided by law.

Quorum, Voting of Shares and Proxies and Exercise of Discretion by Proxyholders

Quorum

Two shareholders or proxyholders present shall constitute a quorum, which is necessary for the transaction of business at the Meeting.

Voting By Show of Hands

Voting at the Meeting generally will be by a show of hands, with each shareholder present in person and entitled to vote having one vote.

Voting By Poll

Voting at the Meeting will be by poll only if a poll is:

     (a) requested by a shareholder present at the Meeting in person or by proxy;

     (b)  directed by the Chairperson; or

     (c) required by law because the number of shares represented by proxy that are to be voted against the motion is greater than 5% of the Company's issued and outstanding shares.

On a poll, each shareholder and each proxyholder will have one vote for each common (voting) share held or represented by proxy.

Approval of Resolutions

To approve a motion for an ordinary resolution, a simple majority of the votes cast will be required; to approve a motion for a special resolution, a majority of not less than two-thirds of the votes cast will be required.

Voting of Proxies and Exercise of Discretion By Proxyholders

A shareholder may indicate the manner in which the persons named in the accompanying form of proxy are to vote with respect to a matter to be acted upon at the Meeting by marking the appropriate space. If the instructions as to voting indicated in the proxy are certain, the shares represented by the proxy will be voted or withheld from voting in accordance with the instructions given in the proxy.

If the shareholder specifies a choice in the proxy with respect to a matter to be acted upon, then the shares represented will be voted or withheld from the vote on that matter accordingly. If no choice is specified in the proxy with respect to a matter to be acted upon, the proxy confers discretionary authority with respect to that matter upon the proxyholder named in the accompanying form of proxy. It is intended that the proxyholder named by management in the accompanying form of proxy will vote the shares represented by the proxy in favour of each matter identified in the proxy and for the nominees of the Company's Board of Directors for directors and auditor.

The accompanying form of proxy also confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this management proxy circular, management of the Company is not aware of any such amendments or variations, or any other matters, that will be presented for action at the Meeting other than those referred to in the accompanying Notice of Meeting. If, however, other matters that are not now known to management properly come before the Meeting, then the persons named in the accompanying form of proxy intend to vote on them in accordance with their best judgment.

Solicitation of Proxies

It is expected that solicitations of proxies will be made primarily by mail and possibly supplemented by telephone or other personal contact by directors, officers and employees of the Company without special compensation. The Company may reimburse shareholders' nominees or agents (including brokers holding shares on behalf of clients) for the costs incurred in obtaining authorization to execute forms of proxy from their principals. The costs of solicitation will be borne by the Company. This management proxy circular is furnished in connection with the solicitation of proxies by the management of the Company and the Company has not retained a proxy solicitor in connection with the Meeting.

                       VOTING SHARES AND PRINCIPAL HOLDERS

Only shareholders of the Company who are listed on its Register of Shareholders on the record date of May 5, 2003 are entitled to receive notice of and to attend and vote at the Meeting or any adjournment of the Meeting (see "Voting of Shares and Proxies and Exercise of Discretion by Proxyholders" above), except to the extent that:

     (a) any such shareholder has transferred the ownership of any of his shares after May 5, 2003; and

     (b) the transferee of those shares produces properly endorsed share certificates, or otherwise establishes that he owns the shares, and demands, no later than 10 days before the Meeting, that his name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those shares at the Meeting.

As of May 5, 2003, the Company had 14,739,691 common shares issued and outstanding.

The following table sets forth information concerning the beneficial ownership of the Company's outstanding common shares as of May 5, 2003 for each of the Company's directors and named executive officers individually, each person or group that the Company knows owns beneficially more than 10% of the Company's common shares, and all directors and executive officers as a group. Except as otherwise indicated, the Company believes the beneficial owners of the common shares listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

To the knowledge of the directors and senior officers of the Company, no person beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company other than as set forth below:

--------------------------------------------------------------------------------
|Title of Class  | Identity of                 |   Number of    | Percentage of|
|                | Persons or Group            | Shares Owned   |     Class(1) |
|----------------|-----------------------------|----------------|--------------|
|Common Shares   | J. Erik Mustad, Director,   |  1,830,800(2)  |    12.4%(2)  |
|                | Chief Executive Officer     |                |              |
|----------------|-----------------------------|----------------|--------------|
|Common Shares   | Mark M. Smith, Director,    |  4,565,000(3)  |    30.9%(3)  |
|                | President, Chief Financial  |                |              |
|                | Officer                     |                |              |
|----------------|-----------------------------|----------------|--------------|
|Common Shares   | Jim Miller, Director        |     80,000(4)  |    - (5)     |
|----------------|-----------------------------|----------------|--------------|
|Common Shares   | Stuart Rogers, Director     |     85,000(6)  |    - (5)     |
|----------------|-----------------------------|----------------|--------------|
|Common Shares   | Ernie Kelly, Director       |     50,000(7)  |    - (5)     |
|----------------|-----------------------------|----------------|--------------|
|Common Shares   | Thomas Wharton, Director    |     50,000(8)  |    - (5)     |
|----------------|-----------------------------|----------------|--------------|
|Common Shares   | Joseph Karwat               |  1,553,427(9)  |    10.5%(9)  |
|----------------|-----------------------------|----------------|--------------|
|Common Shares   | Officers, Directors,        |  7,214,227(10) |    48.9%(10) |
|                | Insiders as a group         |                |              |
--------------------------------------------------------------------------------
(1) Based on the 14,739,691 shares outstanding as of May 5, 2003.
(2) Includes 705,800 common shares and vested options to acquire 1,125,000 common shares of the Company exercisable within sixty days of May 5, 2003.
(3) Includes 1,100,000 common shares and vested options to acquire 2,465,000 common shares of the Company exercisable within sixty days of May 5, 2003 and 1,000,000 share purchase warrants exercisable within sixty days of May 5, 2003.
(4) Includes 5,000 common shares and vested options to acquire 75,000 common shares of the Company exercisable within sixty days of May 5, 2003.
(5) Less than one percent (1%).
(6) Consists of vested options to acquire 85,000 common shares of the Company exercisable within sixty days of May 5, 2003.
(7) Consists of vested options to acquire 50,000 common shares of the Company exercisable within sixty days of May 5, 2003.
(8) Consists of vested options to acquire 50,000 common shares of the Company exercisable within sixty days of May 5, 2003.
(9) Includes 1,553,427 common shares.
(10) Includes 3,359,227 common shares and vested options to acquire 3,850,000 common shares of the Company within sixty days of May 5, 2003.

It is anticipated that the members of the Company's board of directors and each of the named executive officers will vote FOR the appointment of KPMG LLP as the auditor of the Company for the ensuing year; FOR the election as directors of the nominees listed in this management proxy circular; and FOR the approval and ratification of the Moving Bytes Inc. Stock Option Plan 2003.

                  MANAGEMENT'S REPORT AND FINANCIAL STATEMENTS

Management of the Company will provide a report on the Company and the financial statements of the Company for the financial year ended December 31, 2002 at the Meeting.

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (the "2002 Fiscal Year"), which includes financial statements, is being mailed concurrently herewith (on or about May 20, 2003) to all shareholders of record at the close of business on May 5, 2003. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

                             APPOINTMENT OF AUDITOR

The shareholders will be asked to vote for the appointment of KPMG LLP, Chartered Accountants as the auditor of the Company for the fiscal year ending December 31, 2003, at a remuneration to be fixed by the directors. KPMG LLP was first appointed as the auditor of the Company on August 1, 1996. The Company has invited representatives of KPMG LLP to attend the Meeting, to make a statement if they desire to do so and to respond to appropriate questions. However, representatives of KPMG LLP are not expected to be at the Meeting.

The resolution must be approved by a majority of the votes cast by the shareholders of the Company who being entitled to do so, vote in respect of this resolution.

Unless otherwise instructed, it is intended that the shares represented by the enclosed form of Proxy will be voted FOR the appointment of KPMG LLP.

THE BOARD RECOMMENDS A VOTE FOR THE APPOINTMENT OF KPMG LLP, CHARTERED ACCOUNTANTS AS THE AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                              ELECTION OF DIRECTORS

The Company's Board of Directors proposes to nominate the persons named in the table below for election as directors of the Company. Each director elected will hold office until the next annual meeting of the Company or until his or her successor is duly elected or appointed, unless the office is earlier vacated in accordance with the Articles and By-laws of the Company or the Canada Business Corporations Act or he or she becomes disqualified to act as a director.

The Company's last regular annual general meeting of shareholders was held on May 31, 2002. The Company's executive officers are appointed by and serve at the pleasure of the Board of Directors.

Management does not contemplate that any of its nominees will be unable to serve as a director but if that should occur for any reason prior to the Meeting, it is intended that discretionary authority shall be exercised by the persons named in the enclosed form of proxy to vote the proxy for the election of any other person or persons in place of any nominee or nominees unable to serve.

Unless otherwise instructed, the shares represented by the enclosed Proxy are intended to be voted FOR the election of the nominees listed below.

The following table sets out the names of management's nominees for election as directors, the country in which each is ordinarily resident, all offices of the Company now held by each of them, their principal occupations, and the period of time during which each has been a director of the Company. See "Security Ownership of Directors, Named Executive Officers and 5% Shareholders," below for information related to the number of common shares of the Company beneficially owned by each of them, directly or indirectly, or over which control or direction is exercised.

 --------------------------------------------------------------------------------------------------------------
| Name, Country of Residence and        |   Principal Occupation or Employment     | Periods during which Has  |
|  Office with the Company(1)           |         for Last Five Years              |   Served as a Director    |
|---------------------------------------|------------------------------------------|---------------------------|
| J. Erik Mustad                        |  Director, Chairman and CEO, Moving      | since July 11, 1996       |
| Green Brae, California U.S.A.         |  Bytes Inc.                              |                           |
| Chief Executive Officer and Director  |                                          |                           |
| --------------------------------------|------------------------------------------|---------------------------|
| Mark M. Smith                         |  Director, President, Chief Financial    | since July 11, 1996       |
| Sparks, Nevada U.S.A.                 |  Officer and Secretary, Moving Bytes     |                           |
| President, Chief Financial Officer    |  Inc.                                    |                           |
| and Director                          |                                          |                           |
| --------------------------------------|------------------------------------------|---------------------------|
| Jim Miller(2)                         |  Self-employed Businessman               | since May 31, 2002        |
| Director                              |                                          |                           |
|---------------------------------------|------------------------------------------|---------------------------|
| Stuart Rogers (2)                     |  1990 to present, President, West Oak    | since October 11, 1995    |
| Coquitlam, B.C. Canada                |  Capital Group, a corporate finance and  |                           |
| Director                              |  venture capital company                 |                           |
 ---------------------------------------|------------------------------------------|---------------------------

 --------------------------------------------------------------------------------------------------------------
| Name, Country of Residence and        |   Principal Occupation or Employment     | Periods during which Has  |
|  Office with the Company(1)           |         for Last Five Years              |   Served as a Director    |
|---------------------------------------|------------------------------------------|---------------------------|
| Ernie Kelly(2)                        |  2002 to present, a consultant with the  | since October 1, 2002     |
| Director                              |  KDW Group, a business consulting firm.  |                           |
|                                       |  1993 through 2002 President of the      |                           |
|                                       |  Association of Communications           |                           |
|                                       |  Enterprises in Washington, D.C. a       |                           |
|                                       |  telecommunications trade association.   |                           |
| --------------------------------------|------------------------------------------|---------------------------|
| Thomas Wharton                        |  Self-employed Businessman               | since December 20, 1995   |
| Vancouver, B.C. Canada                |                                          |                           |
| Director                              |                                          |                           |
 --------------------------------------------------------------------------------------------------------------

(1) The information as to country of residence and principal occupation has been furnished by the respective directors individually.
(2) Member of the Company's audit committee.

Set forth below is a brief description of the business experience during the past five years of each director, person nominated to become a director and named executive officer of the Company.

J. Erik Mustad, Chief Executive Officer and Director, Age 62

Mr. Mustad has over 32 years of experience in the telecommunications services industry, serving in a broad range of executive positions with several public and privately held companies. Since 1975, he has been an investor in various start-up ventures.

Mr. Mustad was a founder of Centex Telemanagement, Inc. and participated in its initial public offering in 1987. Centex was acquired by WorldCom, Inc. (NASDAQ:WCOM) in 1995.

Mr. Mustad was an investor in Phoenix Network, Inc. and responsible for all sales and marketing during a time when Phoenix Network experienced 400% growth within a 2-year time frame. Phoenix Network, Inc. was acquired by Qwest Communications International Inc. (NASDAQ:Q) in 1998.

In 1975, he formed his own interconnect company, TCI, Inc. Under his leadership, TCI was acquired in 1981 by Inter-Tel, Inc. (NASDAQ:INTL). Mr. Mustad served as director of Inter-Tel from 1982 to 1984.

Mark M. Smith, President, Chief Financial Officer and Director, Age 44

Mr. Smith has over 17 years of experience in the telecommunications and venture capital industries, and has served in a variety of executive positions with several public and privately held companies. He has been a financial consultant providing strategic planning in public markets and finance. He joined the Company as its acting Chief Financial Officer in 1996 and subsequently assumed the role of President in September 1999.

Mr. Smith has experience advising small cap public companies with respect to the
public  markets  and  has  negotiated   international   agreements   with  large
telecommunications and investment banking firms.

From 1990 to 1992, he was Professor of Corporate Finance at California State University. Prior to this position, he was associated with Richland Partners, a venture capital firm specializing in technology investments. Mr. Smith performed research for the Pension Research Institute in 1989 and 1990 and received his Masters degree in International Finance in 1990. For his research work in global asset management, he received a Wall Street Journal Award. Mr. Smith is a member of the Association for Investment Management and Research.

Jim Miller, Director, Age 53

Mr. Miller is a business consultant and entrepreneur and a Founding Director of the International Seakeepers Society a 501(c) (3) registered non-profit. He has served on several boards of directors including Phoenix Network, Inc. from 1990 to 1991. Mr. Miller was with the U.S. Securities and Exchange Commission (S.E.C) from 1974 through 1978 and was a S.E.C., Regional Counsel from 1980-1981. He began his law career as an attorney in the Office of the General Counsel of the S.E.C. in Washington DC. He received his B.A. degree from the College of William and Mary and his J.D. degree from the University of San Diego School of Law where he was Editor-in-Chief of the San Diego Law Review.

Stuart Rogers, Director, Age 46

Mr. Rogers is founder of his own investment banking firm West Oak Capital Group, Inc. West Oak Capital Group is primarily focused on arranging public listings through mergers or initial public offerings on the TSX Venture Exchange in Canada.

Mr. Rogers has served as a Director or officer of client companies listed on the NASDAQ Smallcap, Toronto Stock Exchange ("TSX"), TSX Venture Exchange and OTC Bulletin Board. Mr. Rogers is currently a Director of Vancan Capital Corp., listed on the TSX Venture Exchange and OTC Bulletin Board, AVC Venture Capital Corporation listed on the TSX Venture Exchange, Cusil Venture Corporation listed on the TSX Venture Exchange, Strathclair Ventures Ltd listed on the TSX Venture Exchange, and Consolidated Global Cable Systems, Inc. listed on the TSX Venture Exchange.

Ernie Kelly, Director, Age 52

Mr. Kelly is currently a consultant for the KDW Group, in Washington D.C, providing business and financial consulting to telecommunications, Internet and related entities. From 1993 through 2002 he was President of the Association of Communications Enterprises in Washington, D.C. a trade association representing over 800 telecommunications companies with hundreds of billions of dollars in assets.

From 1977 through 1992 Mr. Kelly was the Director of Government Relations and Manager of Congressional Affairs for Communications Satellite Corporation (COMSAT) and from 1974 through 1976 he was Legislative Assistant to the Hon. Ted Stevens, U.S. Senator.

Thomas Wharton, Director, Age 59

Mr. Wharton is a professional in the medical field. Since 1983, Mr. Wharton has been a principal of T. Wharton and Associates, Ltd., a consulting firm that focuses on policy review, operations procedures, quality assurance and executive evaluation in private sector healthcare.

Mr. Wharton is currently a director of Strathclair Ventures Ltd. and Cusil Venture Corporation, both of which are listed on the TSX Venture Exchange.

Board Committees

The only standing committee of the Board of Directors of the Company is an Audit Committee. The Audit Committee of the Company's Board of Directors currently consists of three (3) individuals each an outside director, being Jim Miller (chairman of the Audit Committee), Stuart Rogers, and Ernie Kelly. This committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with management and the adequacy of the Company's accounting, financial and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the Company's independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. Such reviews are carried out with the assistance of the Company's auditors and senior financial management. None of the Company's directors or executive officers are parties to any arrangement or understanding with any other person pursuant to which said individual was elected as a director or officer of the Company.

Board and Committee Meetings

During 2002, the Board of Directors met 11 times including participants by telephone and by consent. During 2002, the Audit Committee met once.

From December 31, 2002 to May 7, 2003, the Board of Directors of the Company has met 2 times including participants by telephone and by consent. The Board of Directors met in February and May 2003 to discuss, among other things, the timing of an annual general meeting of shareholders for 2003.

There are no arrangements or understandings among any of the directors or officers of the Company regarding their election as directors or officers.

To the knowledge of the Company, none of the nominees or the Company's executive officers have been involved in any legal proceedings during the past five years which are material to an evaluation of the ability or integrity of such person to become a director or executive officer of the Company.

  THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS OF THE
                                    COMPANY.

                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Approval of Stock Option Plan 2003

On May 7, 2003, the board of directors implemented the Stock Option Plan (2003) (the "2003 Plan") pursuant to which the Company reserved 5,000,000 common shares for issuance on the exercise of stock options. The 5,000,000 common shares reserved for issuance under the 2003 Plan would constitute approximately 34% of the Company's issued and outstanding share capital as at May 5, 2001.

The Stock Option Plan (2003)

The following is a summary of the 2003 Plan.

The effective date (the "Effective Date") of the 2003 Plan is the date it is approved by the Board of Directors of the Company, being May 7, 2003. The 2003 Plan will terminate ten years from the Effective Date.

The 2003 Plan will be administered by the Board of Directors or a committee comprised of not less than two persons (the "Plan Administrator").

The only persons eligible to be granted options are directors, senior officers, employees and consultants of the Company or its affiliates.

Options may be granted to purchase up to a maximum of 5,000,000 common shares of the Company.

The exercise price will be fixed when options are granted, but will not be less than the lesser of the fair market value of the Company's common shares on the date of grant and such price as may be acceptable to the stock exchange upon which the shares of the Company are then listed for trading or not less than 110% of the fair market value of the Company's common shares on the date of grant for options granted to greater than ten percent shareholders.

Options granted under the 2003 Plan will have a term not exceeding 10 years from the date of grant. Options granted under the 2003 Plan will be subject to such vesting schedule as may be determined by the Plan Administrator.

Options will not be assignable or transferable other than by will or the laws of descent and distribution, and will be exercisable only by the persons to whom they are granted or their heirs or personal representatives. Options granted may be subject to early termination if the Optionee ceases to be a director, officer, employee or consultant of the Company or its affiliates.

A full copy of the 2003 Plan will be available at the Meeting. Shareholders may obtain a copy of the 2003 Plan in advance of the Meeting upon request to the Corporation, 5858 Horton St., Suite 101, Emeryville, California, U.S.A. 94608,
Attention: Mark M. Smith.

Management will be asking the Company's shareholders (see "Shareholder Approval" below) to approve the 2003 Plan.

Shareholder Approval

Insiders of the Company participate in the Company's 2003 Plan. While it is not expected that insiders of the Company, as a group, will necessarily acquire the majority of shares allocated under the 2003 Plan, it is a possibility. The number of shares that will be reserved for issuance under the 2003 Plan will exceed 10% of the Company's issued and outstanding share capital. For these reasons, management will ask the shareholders to approve the 2003 Plan.

The following resolutions will be presented to the shareholders for approval:

     "BE IT RESOLVED that:

     1. the Moving Bytes Inc. Stock Option Plan (2003) (the "2003 Plan"), in the form presented to this Meeting, is approved and is hereby directed to be attached to the minutes of this Meeting as a Schedule thereto;

     2. the Company is authorized to grant stock options pursuant and subject to the terms and conditions of the 2003 Plan entitling the option holders to purchase up to 5,000,000 common shares of the Company;

     3. the board of directors, by resolution, be authorized to make such amendments to the 2003 Plan, from time to time, as may, in its discretion, be considered appropriate, provided always that such amendments will be subject to the approval of all applicable regulatory authorities and in certain cases, in accordance with the terms of the 2003 Plan, the shareholders; and

     4. the approval of the 2003 Plan by the board of directors is hereby ratified and any one director of the Company is hereby authorized and directed to perform all such acts, deeds and things and execute, under the seal of the Company if applicable, all such documents and other writings as may be required to give effect to the true intent of this resolution."

The above resolution must be approved by a majority of the votes cast by the shareholders of the Company who, being entitled to do so, vote in respect of this resolution.

Unless otherwise instructed, the shares represented by the enclosed form of Proxy are intended to be voted for the above resolution.

THE BOARD RECOMMENDS A VOTE FOR THE RESOLUTIONS TO APPROVE THE MOVING BYTES INC.
                               STOCK OPTION PLAN.

                       STATEMENT OF EXECUTIVE COMPENSATION

Executive Officers

For purposes of this management proxy circular, "executive officer" of the Company means an individual who at any time during the year was the Chair or a Vice-Chair of the Company where the person performed the functions of such office on a full-time basis; the President; any Executive Officer in charge of a principal business unit such as sales, finance or production; any legal officer of the Company or of a subsidiary of the Company; or any other person who performed a policy-making function in respect of the Company.

The summary compensation table below discloses compensation paid to the following individuals:

     (a)  the Company's chief executive officer ("CEO");

     (b) each of the Company's four most highly compensated executive officers, other than the CEO, who were serving as executive officers as at the end of the most recently completed financial year and whose total salary and bonus exceeds US$100,000 per year; and

     (c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year

(each, a "Named Executive Officer").

For the fiscal year ended December 31, 2002, the Company had three Named Executive Officers. They were J. Erik Mustad, the Chief Executive Officer of the Company, Mark M. Smith, the President and Joseph Karwat, the former President of the Company's operating subsidiary.

The Company terminated the employment of Joseph Karwat on January 29, 2002. On April 12, 2002, Mr. Karwat filed a demand for binding arbitration under the terms of his employment agreement. On April 3, 2003, the Company received the ruling of the American Arbitration Association and notice of interim arbitration award related to the termination of Joseph Karwat. The arbitrator ruled that Mr. Karwat was entitled to $150,000 and a 90 day notice payment in the amount of $37,500 in damages plus prejudgment interest on the award. In addition, the arbitrator granted monetary sanctions against the Company in the amount of $4,000 for spoliation of evidence related to the Company's failure to preserve Mr. Karwat's computer records and awarded Mr. Karwat attorneys' fees.

Summary Compensation Table

The following table contains a summary of the compensation paid to the Named Executive Officers during the three most recently completed financial years, other than as noted.

The following table sets forth the compensation for the years indicated paid to each executive officer of the Company that earned a salary and bonus for such fiscal year in excess of US$100,000 (each, a "Named Executive Officer").

------------------------------------------------------------------------------------------------------------------------------------
|                     |               |       Annual Compensation          |        Long Term Compensation          |              |
|---------------------|---------------|------------------------------------|----------------------------------------|--------------|
|                     |               |            |          |            |          Awards            | Payouts   |              |
|---------------------|---------------|------------|----------|------------|----------------------------|-----------|--------------|
|Name and Principal   |  Year Ended   | Salary(1)  |  Bonus   |   Other    | Securities  |  Restricted  | LTIP(3)   |  All Other   |
|     Position        |               |    ($)     |   ($)    |  Annual    |    Under    |  Shares or   |  Payouts  | Compensation |
|                     |               |            |          |Compensation|  Options/   |  Restricted  |    ($)    |     ($)      |
|                     |               |            |          |    ($)     |   SARs(2)   | Share Units  |           |              |
|                     |               |            |          |            |   Granted   |     ($)      |           |              |
|                     |               |            |          |            |     (#)     |              |           |              |
|---------------------|---------------|------------|----------|------------|-------------|--------------|-----------|--------------|
| J. Erik Mustad      |    2002/12/31 |    $72,000 |     Nil  |       Nil  |       Nil   |          Nil |       Nil |          Nil |
| Chairman & Chief    |    2001/12/31 |   $140,000 |     Nil  |       Nil  | 1,225,000   |          Nil |       Nil |          Nil |
| Executive Officer   |    2000/12/31 |   $204,000 |     Nil  |       Nil  |             |          Nil |       Nil |          Nil |
|                     |               |            |          |            |             |              |           |              |
|                     |               |            |          |            |             |              |           |              |
|---------------------|---------------|------------|----------|------------|-------------|--------------|-----------|--------------|
| Mark M. Smith       |    2002/12/31 |   $150,000 |     Nil  |       Nil  |       Nil   |          Nil |       Nil |  $400,000(4) |
| President           |    2001/12/31 |   $185,000 |     Nil  |       Nil  |   340,000   |          Nil |       Nil |          Nil |
| Chief Financial     |    2000/12/31 |   $239,800 |     Nil  |       Nil  | 2,225,000   |          Nil |       Nil |          Nil |
| Officer             |               |            |          |            |             |              |           |          Nil |
|                     |               |            |          |            |             |              |           |              |
|---------------------|---------------|------------|----------|------------|-------------|--------------|-----------|--------------|
| Joseph Karwat(5)    |    2002/12/31 |    $12,500 |     Nil  |       Nil  |       Nil   |          Nil |       Nil |          Nil |
| President           |    2001/12/31 |   $150,000 |     Nil  |       Nil  |       Nil   |          Nil |       Nil |          Nil |
| MBI                 |    2000/12/31 |    $58,750 |     Nil  |       Nil  |   525,000   |          Nil |       Nil |          Nil |
------------------------------------------------------------------------------------------------------------------------------------

(1) All dollar amounts are in US dollars.
(2) "SAR" or "stock appreciation right" means a right granted by the Company, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of the Company. Does not include 250,000 SAR's formerly granted to Mr. Smith on March 10, 2000 and which were cancelled effective November 7, 2000.
(3) "LTIP" or "long term incentive plan" means any plan that provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.
(4) Compensation expense of $400,000 representing the intrinsic value of shares and warrants recorded to contracting and consulting services.
(5) The Company terminated the employment of Mr. Karwat on January 29, 2002. On April 12, 2002, Mr. Karwat filed a demand for binding arbitration under the terms of his employment agreement. On April 3, 2003, the Company received the ruling of the American Arbitration Association and notice of interim arbitration award related to the termination of Joseph Karwat. The arbitrator ruled that Mr. Karwat was entitled to $150,000 and a 90 day notice payment in the amount of $37,500 plus prejudgment interest on the award. In addition, the arbitrator granted monetary sanctions against the Company in the amount of $4,000 for spoliation of evidence related to the Company's failure to preserve Mr. Karwat's computer records and awarded Mr. Karwat attorneys' fees.

The aggregate direct remuneration paid or payable by the Company and its subsidiaries to the directors and Named Executive Officers of the Company, for their services in all capacities, during the fiscal year ended December 31, 2002 was $234,500.

Refer also to "Interest of Management and Others in Material Transactions" for additional disclosure.

Options, Stock Appreciation Rights and Other Rights to Purchase Securities

The following table sets forth information regarding stock option grants to the Company's Named Executive Officers during the year ended December 31, 2002:

------------------------------------------------------------------------------------------------------------------------
|Individual      |                                              Option Grants                                          |
|----------------|-----------------------------------------------------------------------------------------------------|
|        (a)     |         (b)        |          (c)         |       (d)       |        (e)         |        (f)       |
|----------------|--------------------|----------------------|-----------------|--------------------|------------------|
|       Name     |      Number of     |  % of Total Options  |   Exercise or   |  Market Value of   |  Expiration Date |
|                |     Securities     |      Granted to      |   Base Price    |  Securities Under  |                  |
|                |  Underlying Option |     Employees in     |  ($/Security)   |   Options on the   |                  |
|                |     Granted (#)    |      Fiscal Year     |                 |   Date of Grant    |                  |
|                |                    |                      |                 |    ($/Security)    |                  |
|----------------|--------------------|----------------------|-----------------|--------------------|------------------|
|J. Erik Mustad  |           Nil      |            Nil       |         Nil     |            Nil     |           Nil    |
|----------------|--------------------|----------------------|-----------------|--------------------|------------------|
|Mark M. Smith   |           Nil      |            Nil       |         Nil     |            Nil     |           Nil    |
|----------------|--------------------|----------------------|-----------------|--------------------|------------------|
|Joseph Karwat   |           Nil      |            Nil       |         Nil     |            Nil     |           Nil    |
------------------------------------------------------------------------------------------------------------------------

OPTION EXERCISES

The following table sets out the incentive stock options and stock appreciation rights exercised by the Named Executive Officers during the Company's most recently completed financial year and provides the values of the stock options and stock appreciation rights still held by the Named Executive Officers at year-end.

--------------------------------------------------------------------------------------------------------------
|             Name  |   Securities   | Aggregate Value  |    Unexercised Options   |   Value of Unexercised  |
|                   |   Acquired on  | Realized ($)(1)  |       At FY-End (#)      |   in the Money-Options  |
|                   |   Exercise (#) |                  |       Exercisable/       |        at FY-End        |
|                   |                |                  |       Unexercisable      |     ($) Exercisable/    |
|                   |                |                  |                          |    Unexercisable (2)    |
|-------------------|----------------|------------------|--------------------------|-------------------------|
|J. Erik Mustad     |       100,000  |         $15,000  |   1,125,000(exercisable) |      Nil (exercisable)  |
|                   |                |                  |      Nil (unexercisable) |    Nil (unexercisable)  |
|-------------------|----------------|------------------|--------------------------|-------------------------|
|Mark M. Smith      |       100,000  |         $15,000  |  2,465,000 (exercisable) |      Nil (exercisable)  |
|                   |                |                  |      Nil (unexercisable) |    Nil (unexercisable)  |
|-------------------|----------------|------------------|--------------------------|-------------------------|
|Joseph Karwat(3)   |           Nil  |             Nil  |        Nil (exercisable) |      Nil (exercisable)  |
|                   |                |                  |      Nil (unexercisable) |    Nil (unexercisable)  |
--------------------------------------------------------------------------------------------------------------

(1) Based on NASD OTCBB closing price on the date of exercise.
(2) In-the-money options are those where the market value of the underlying securities at the fiscal year-end exceeds the exercise price of the options. The closing price of the Company's shares on December 31, 2002, being the last day the Company's common shares traded during 2002 on the NASD Over the Counter Bulletin Board, was $0.09.
(3) The Company terminated the employment of Mr. Karwat on January 29, 2002.

Securities Authorized for Issuance Under Compensatory Plans

The following table includes information as of May 5, 2003 for all compensatory plans previously approved by the Company's security holders and all compensatory plans not previously approved by the Company's security holders.

Equity Compensatory Plan Information

------------------------------------------------------------------------------------------------------------------------
|Plan Category                  | Number of Securities to be | Weighted Average Exercise |   Number of Securities      |
|                               | Issued Upon Exercise of    | Price of Outstanding      |   Remaining Available for   |
|                               | Outstanding Options,       | Options, Warrants and     |   Future Issuance Under     |
|                               | Warrants and Rights        | Rights                    |   Equity Compensation Plans |
|                               |                            |                           |   (excluding securities     |
|                               |                            |                           |   reflected in column (a))  |
|                               |                            |                           |                             |
|                               |             (a)            |              (b)          |                (c)          |
|-------------------------------|----------------------------|---------------------------|-----------------------------|
|Equity Compensation Plans      |       2,267,940(1)         |           $0.196          |            4,284,170        |
|Approved by Security Holders   |                            |                           |                             |
|-------------------------------|----------------------------|---------------------------|-----------------------------|
|Equity Compensation Plans Not  |       3,749,930(2)         |           $0.088          |               Nil           |
|Approved by Security Holders   |                            |                           |                             |
|-------------------------------|----------------------------|---------------------------|-----------------------------|
|Total                          |       6,017,870            |           $0.129          |            4,284,170        |
------------------------------------------------------------------------------------------------------------------------

(1) Includes 1,090,070 options held by officers and directors.

(2) Includes 2,749,930 options held by officers and directors and 1,000,000 warrants held by an officer and director.

Report on Repricing of Options

On February 25, 2002, the Company's board of directors approved a stock option repricing program for the Company. Under the repricing program, certain holders of stock options, including directors and officers, were entitled to exchange their existing stock options, which had an exercise price of $0.25 per share, for repriced stock options with the same terms, except the exercise price is reduced to $0.10 per share. At this repricing, the new exercise price exceeded the market price of the Company's common shares. Each repriced stock option has terms substantially equivalent to the terms of the original grant, including the same vesting terms, number of shares and expiration date. Options to purchase a total of 4,510,100 common shares were repriced.

Repricing of Options

During the Company's fiscal year ended December 31, 2002, options previously granted to two (2) Named Executive Officers were amended as to exercise price.

By agreement dated January 25, 2000, the Company granted to J. Erik Mustad options to purchase up to five hundred thousand (500,000) common shares at a price of four dollars and forty three and three quarters cents ($4.4375) per common share (the "January 25, 2000 Mustad stock options"). Pursuant to amendments to the agreement in fiscal year 2000 the exercise price of the January 25, 2000 Mustad stock options was reduced to one dollar ($1.00) per share, and March 16, 2001, the exercise price was reduced to fifty cents ($0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty five cents ($0.25) per common share, and on February 25, 2002, the exercise price was reduced to ten cents ($0.10) per common share.

By agreement dated June 26, 2000, the Company granted to J. Erik Mustad options to purchase up to two hundred and fifty thousand (250,000) common shares at a price of one dollar ($1.00) per common share (the "June 26, 2000 stock options"). Pursuant to an amendment to the agreement, on March 16, 2001, the exercise price of the June 26, 2000 stock options was reduced to fifty cents ($0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty five cents ($0.25) per common share, and on February 25, 2002, the exercise price was reduced to ten cents ($0.10) per common share.

By agreement dated September 15, 2000, the Company granted to J. Erik Mustad options to purchase up to one hundred thousand (100,000) common shares at a price of one dollar ($1.00) per common share (the "September 15, 2000 Mustad stock options"). Pursuant to an amendment to the agreement, on March 16, 2001, the exercise price of the September 15, 2000 Mustad stock options was reduced to fifty cents ($0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty five cents ($0.25) per common share, and on February 25, 2002, the exercise price was reduced to ten cents ($0.10) per common share.

By agreement dated September 29, 2000, the Company granted to J. Erik Mustad options to purchase up to three hundred seventy five thousand (375,000) common shares at a price of one dollar ($1.00) per common share (the "September 29, 2000 Mustad stock options"). Pursuant to an amendment to the agreement, on March 16, 2001, the exercise price of the September 29, 2000 Mustad stock options was reduced to fifty cents ($0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty five cents ($0.25) per common share, and on February 25, 2002, the exercise price was reduced to ten cents ($0.10) per common share.

By agreement dated January 25, 2000, the Company granted to Mark M. Smith options to purchase up to five hundred thousand (500,000) common shares at a price of four dollars and forty three and three quarters cents ($4.4375) per common share (the "January 25, 2000 Smith stock options"). Pursuant to amendments to the agreement in fiscal year 2000, the exercise price of the January 25, 2000 Smith stock options was reduced to one dollar ($1.00) per share, and on March 16, 2001, the exercise price was reduced to fifty cents ($0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty five cents ($0.25) per common share, and on February 25, 2002, the exercise price was reduced to ten cents ($0.10) per common share.

By agreement dated March 10, 2000, the Company granted to Mark M. Smith options to purchase up to seven hundred and fifty thousand (750,000) common shares at a price of seven dollars ($7.00) per common share (the "March 10, 2000 stock options"). Pursuant to amendments to the agreement in fiscal year 2000 the exercise price of the March 10, 2000 stock options was reduced to one dollar ($1.00) per share, and on March 16, 2001, the exercise price was reduced to fifty cents ($0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty five cents ($0.25) per common share, and on February 25, 2002, the exercise price was reduced to ten cents ($0.10) per common share.

By agreement dated June 26, 2000, the Company granted to Mark M. Smith options to purchase up to two hundred and fifty thousand (250,000) common shares at a price of one dollar ($1.00) per common share (the "June 26, 2000 Smith stock options"). Pursuant to an amendment to the agreement, on March 16, 2001, the exercise price of the June 26, 2000 Smith stock options was reduced to fifty cents ($0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty five cents ($0.25) per common share, and on February 25, 2002, the exercise price was reduced to ten cents ($0.10) per common share.

By agreement dated September 15, 2000, the Company granted to Mark M. Smith options to purchase up to one hundred thousand (100,000) common shares at a price of one dollar ($1.00) per common share (the "September 15, 2000 Smith stock options"). Pursuant to an amendment to the agreement, on March 16, 2001, the exercise price of the September 15, 2000 Smith stock options was reduced to fifty cents ($0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty five cents ($0.25) per common share, and on February 25, 2002, the exercise price was reduced to ten cents ($0.10) per common share.

By agreement dated September 29, 2000, the Company granted to Mark M. Smith options to purchase up to six hundred twenty five thousand (625,000) common shares at a price of one dollar ($1.00) per common share (the "September 29, 2000 Smith stock options"). Pursuant to an amendment to the agreement, on March 16, 2001, the exercise price of the September 29, 2000 Smith stock options was reduced to fifty cents ($0.50) per common share, and on October 24, 2001, the exercise price was reduced to twenty five cents ($0.25) per common share, and on February 25, 2002, the exercise price was reduced to ten cents ($0.10) per common share.

By agreement dated December 6, 2001, the Company granted to Mark M. Smith options to purchase up to two hundred forty thousand (240,000) common shares at a price of twenty five cents ($0.25) per common share (the "December 6, 2001 Smith stock options"). Pursuant to an amendment to the agreement dated February 25, 2002, the exercise price of the December 6, 2001 Smith stock options was reduced to ten cents ($0.10) per common share.

Amendment of Expiration Dates

During the Company's fiscal year ended December 31, 2002, options previously granted to two (2) Named Executive Officers were amended as to expiration date.

By agreement dated January 25, 2000, the Company granted to J. Erik Mustad options to purchase up to five hundred thousand (500,000) common shares expiring on January 25, 2003. Pursuant to an amendment to the agreement dated February 25, 2002 the expiration date was changed to January 25, 2005.

By agreement dated January 25, 2000, the Company granted to Mark M. Smith options to purchase up to five hundred thousand (500,000) common shares expiring on January 25, 2005. Pursuant to an amendment to the agreement dated February 25, 2002 the expiration date was changed to January 25, 2007.

Long-Term Incentive Plans

The Company does not have any long-term incentive plans.

Employment Contracts

The Company has no plan or arrangement whereby any Named Executive Officer may be compensated in an amount exceeding $100,000 in the event of that officer's resignation, retirement or other termination of employment, or in the event of a change of control of the Company or a subsidiary or a change in the Named Executive Officer's responsibilities following such a change of control, except as set out below:

Pursuant to a consulting services agreement (the "Mustad Agreement") dated March 1, 2002, between J. Erik Mustad ("Mustad") and the Company, Mustad will provide certain services to the Company in consideration of $6,000 per month through December 31, 2002 and $7,500 per month thereafter. The Mustad Agreement will expire December 31, 2003 (the "Initial Term") and will be automatically renewed for additional one year terms unless earlier terminated. In the event of termination by the Company during the Initial Term other than for cause, the Company must pay to Mustad the full balance of fees which would have been payable to Mustad had Mustad been engaged for the entire Initial Term, payable at a rate of $6,000 per month through December 31, 2002 and at a rate of $7,500 from January 1, 2003 through December 31, 2003. In the event of termination other than for cause, Mustad will be paid a severance payment in the amount of $50,000 in addition to any other fees due under the Mustad Agreement.

Pursuant to an amendment of the Mustad Agreement dated October 1, 2002 (the "Mustad Agreement Amendment"), effective October 1, 2002, in the event of an equity or equity like financing of the Company in a minimum amount of Two Million US dollars ($2,000,000) (the "Financing") the Company will increase the amount payable to Mustad under the Mustad Agreement to Nine Thousand US dollars (US$9,000) per month through December 31, 2002 and Ten Thousand US dollars (US$10,000) per month through December 31, 2003, and on any renewal thereof. The change in compensation would take effect in the month in which the Financing is received by the Company. In addition, the stipulation requiring the Company to pay Mustad a severance payment in the amount of $50,000 in the event of a termination of the agreement prior of the end of its Initial term, other than for cause, was canceled.

Pursuant to a consulting services agreement (the "Smith Agreement") dated January 1, 2000 and as amended April 19, 2000 with an effective date of June 1, 2000, between Interven Capital Corporation ("Interven"), Mark M. Smith ("Smith") (Interven and Smith are referred to collectively as the "Consultant") and the Company, the Consultant will provide certain services to the Company in consideration of the Company paying to Consultant $13,750 per month through June 30, 2002 and $12,500 per month thereafter. The Smith Agreement will expire
December 31, 2003 (the "Initial Term") and will be automatically renewed for additional one year terms unless earlier terminated. In the event of termination by the Company during the Initial Term other than for cause, the Company must pay to Interven the full balance of fees which would have been payable to Interven had Consultant been engaged for the entire Initial Term, payable at a rate of $13,750 per month through June 30, 2002 and $12,500 per month from July 1, 2002 through December 31, 2003. In the event of termination other than for cause, Interven will be paid a severance payment in the amount of $50,000 in addition to any other fees due under the Interven Agreement.

Pursuant to an amendment of the Smith Agreement dated October 1, 2002 (the "Smith Agreement Amendment"), effective October 1, 2002, in the event of an equity or equity like financing of the Company in a minimum amount of Two Million US dollars ($2,000,000) (the "Financing") the Company will increase the amount payable to Interven under the Smith Agreement to Fifteen Thousand US dollars (US$15,000) per month through December 31, 2003, and on any renewal thereof. The change in compensation would take effect in the month in which the Financing is received by the Company. In addition, the stipulation requiring the Company to pay Interven a severance payment in the amount of $50,000 in the event of a termination of the agreement prior of the end of its Initial term, other than for cause, was canceled.

Bonus Compensation Agreements

The Company does not have any bonus compensation agreements.

Compensation of Directors

The Company has no standard arrangement pursuant to which any of the directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options.

During the most recently completed financial year 165,000 stock options were granted to the non-Named Executive Officer directors of the Company.

During the most recently completed financial year no stock options were exercised by non-Named Executive Officer directors of the Company.

Insider Participation and Interlocks

Except as otherwise described under "Interest of Management and Others in Material Transactions," the Company has had no material transactions with companies and firms with which certain members of the Board are, or at some point during fiscal year 2002 were, affiliated as an officer and/or director. There are no other interlocking relationships of the nature described above involving members of the Board.

            SECURITY OWNERSHIP OF DIRECTORS, NAMED EXECUTIVE OFFICERS
                               AND 5% SHAREHOLDERS

The Company is authorized to issue an unlimited number of common shares without par value ("Common Shares"), 10,000,000 Class A Preferred Shares (the "Class A Preferred Shares") without par value, and 20,000,000 Class B Preferred Shares (the "Class B Preferred Shares") without par value. As of December 31, 2002, 14,739,691 Common Shares and no Preferred Shares were issued and outstanding. As of May 5, 2003, 14,739,691 Common Shares and no Preferred Shares were issued and outstanding.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common shares subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person.

The following table sets forth information concerning the beneficial ownership of the Company's outstanding common shares as of May 5, 2003 for each of the Company's directors and executive officers individually, each person or group that the Company knows owns beneficially more than 5% of the Company's common shares, and all directors and executive officers as a group. Except as otherwise indicated, the Company believes the beneficial owners of the common shares listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

--------------------------------------------------------------------------------
|Title of Class | Identity of                |    Number of    | Percentage of |
|               | Persons or Group           |  Shares Owned   |   Class(1)    |
|---------------|----------------------------|-----------------|---------------|
|Common Shares  | J. Erik Mustad, Director,  |  1,830,800(2)   |    12.4%(2)   |
|               | Chief Executive Officer    |                 |               |
|---------------|----------------------------|-----------------|---------------|
|Common Shares  | Mark M. Smith, Director,   |  4,565,000(3)   |    30.9%(3)   |
|               | President, Chief Financial |                 |               |
|               | Officer                    |                 |               |
|---------------|----------------------------|-----------------|---------------|
|Common Shares  | Jim Miller, Director       |     80,000(4)   |    - (5)      |
|---------------|----------------------------|-----------------|---------------|
|Common Shares  | Stuart Rogers, Director    |     85,000(6)   |    - (5)      |
|---------------|----------------------------|-----------------|---------------|
|Common Shares  | Ernie Kelly, Director      |     50,000(7)   |    -  (5)     |
|---------------|----------------------------|-----------------|---------------|
|Common Shares  | Thomas Wharton, Director   |     50,000(8)   |    - (5)      |
|---------------|----------------------------|-----------------|---------------|
|Common Shares  | Joseph Karwat              |  1,553,427(9)   |    10.5%(9)   |
|---------------|----------------------------|-----------------|---------------|
|Common Shares  | Officers, Directors,       |  7,214,227(10)  |    48.9%(10)  |
|               | Insiders as a group        |                 |               |
--------------------------------------------------------------------------------
(1) Based on the 14,739,691 shares outstanding as of May 5, 2003.
(2) Includes 705,800 common shares and vested options to acquire 1,125,000 common shares of the Company exercisable within sixty days of May 5, 2003.
(3) Includes 1,100,000 common shares and vested options to acquire 2,465,000 common shares of the Company exercisable within sixty days of May 5, 2003 and 1,000,000 share purchase warrants exercisable within sixty days of May 5, 2003.
(4) Includes 5,000 common shares and vested options to acquire 75,000 common shares of the Company exercisable within sixty days of May 5, 2003.
(5) Less than one percent (1%).
(6) Consists of vested options to acquire 85,000 common shares of the Company exercisable within sixty days of May 5, 2003.
(7) Consists of vested options to acquire 50,000 common shares of the Company exercisable within sixty days of May 5, 2003.
(8) Consists of vested options to acquire 50,000 common shares of the Company exercisable within sixty days of May 5, 2003.
(9) Includes 1,553,427 common shares.
(10) Includes 3,359,227 common shares and vested options to acquire 3,850,000 common shares of the Company within sixty days of May 5, 2003.

There are no arrangements known to the Company that may, at a subsequent date, result in a change in control of the Company.

The Company's common shares are issued in registered form. Based on the records of Pacific Corporate Trust Company, the Company's registrar and transfer agent, as of May 5, 2002, there were One Thousand Seven Hundred Sixty-Four (1,764) holders of record of the Company's common shares. Holders with United States addresses collectively held 8,457,178 common shares, or approximately fifty seven and fourth tenths percent (57.4%) of the Company's 14,739,691 issued and outstanding common shares.

        Indebtedness of Directors, Executive Officers and Senior Officers

No director, executive officer or officer of the Company, or any proposed nominee for election as a director of the Company, or any associate or affiliate of any such director, senior officer or proposed nominee, is or has been indebted to the Company or any of its subsidiaries, or to any other entity that was provided a guarantee or similar arrangement by the Company or any of its subsidiaries in connection with the indebtedness, at any time since the beginning of the most recently completed financial year of the Company.

                              MANAGEMENT CONTRACTS

Management functions of the Company or any subsidiary of the Company are not, to any substantial degree, performed by a person other than the directors or senior officers of the Company or its subsidiaries (if any).

           INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Other than as set forth in this management proxy circular, no insider of the Company, no proposed nominee for election as a director of the Company and no associate or affiliate of any such insider or proposed nominee has had any material interest, direct or indirect, in any transaction since the beginning of the Company's most recently completed financial year or in any proposed transaction that, in either case, has materially affected or will materially affect the Company or any of its subsidiaries, except as set forth below:

Private Placement to Named Executive Officer

On February 28, 2002 in consideration of $50,000, the Company issued 1,000,000 units to Mark Smith ("Smith"), an Officer and Director of the Company (the "Smith Unit Private Placement"). Each unit consists of one Company common share and one non-transferable share purchase warrant which is exercisable to acquire one Company common share at a price of $0.05 per share until March 1, 2007. The common shares issued had a deemed price of $0.05. On February 25, 2002, the day that the transaction was approved by the board of directors of the Company, the closing price of the Company's common shares on the NASD OTCBB was $0.10.

The securities issued in the Smith Unit Private Placement and the cash consideration paid by Smith in the Smith Unit Private Placement were subject to the terms and conditions of an escrow agreement dated February 28, 2002 by and among the Company, Mark Smith, and J. Erik Mustad, an Officers and Directors of the Company (the "Escrow Agreement"). Under the Escrow Agreement, J. Erik Mustad acts as escrow agent.

On August 1, 2002, the board of directors approved a resolution to amend the Escrow Agreement between the Company and an officer and director of the Company. The amendment provided for the release of the securities held in escrow in the event that the Company reported two consecutive fiscal quarters of positive earnings before interest, taxes, depreciation and amortization charges once all non-cash expenses are removed from the calculation of earnings, ("Adjusted EBITDA"). During the fiscal quarters ended March 31, 2002 and June 30, 2002, the Company reported positive Adjusted EBITDA. As a result, the conditions necessary for the release of the securities from escrow had been satisfied.

At August 1, 2002, compensation expense of $400,000, representing the intrinsic value of the shares and warrants eligible for release from escrow was recorded.

Repricing of Stock Options

On February 25, 2002, the Company's board of directors approved a stock option repricing program for the Company. Under the repricing program, certain holders of stock options, including directors and officers, were entitled to exchange their existing stock options, which had an exercise price of $0.25 per share, for repriced stock options with the same terms, except the exercise price is reduced to $0.10 per share. At this repricing, the new exercise price exceeded the market price of the Company's common shares. Each repriced stock option has terms substantially equivalent to the terms of the original grant, including the same vesting terms, number of shares and expiration date. Options to purchase a total of 4,510,100 common shares were repriced.

Extension of Stock Option Expiration Dates

During the Company's fiscal year ended December 31, 2002, options previously granted to two (2) Named Executive Officers were amended as to expiration date. The Company extended the expiration date of options to purchase up to five hundred thousand (500,000) common shares granted to J. Erik Mustad from January 25, 2003 to January 25, 2005. The Company extended the expiration date of options to purchase up to five hundred thousand (500,000) common shares granted to Mark M. Smith from January 25, 2003 to January 25, 2007.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as disclosed under "Particulars of Other Matters to be Acted Upon", no director or officer of the Company at any time since the beginning of the Company's most recently completed financial year, no proposed nominee for election as a director of the Company and no associate or affiliate of any of such persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, except for any interest arising from the ownership of shares of the Company where the shareholder will receive no extra or special benefit or advantage not shared on a pro-rata basis by all holders of shares in the capital of the Company.

                         POTENTIAL CONFLICTS OF INTEREST

Indemnification

There has been no indemnification paid, and no indemnification will become payable, with respect to the most recently completed financial year of the Company, to any director or officer of the Company, any former director or officer of the Company or a person who acts or acted at the Company's request as a director or officer of a body corporate of which the Company is or was a shareholder or creditor, or his heirs or legal representatives.

Insurance

The Company has purchased and maintains directors and officers liability insurance ("D&O Insurance") for the benefit any director or officer of the Company, any former director or officer of the Company or a person who acts or acted at the Company's request as a director or officer during the coverage period. The Company's D&O Insurance policy limit is $2,000,000 with a deductible ranging from $0 to $85,000 depending upon the type of claim made. The Company's' annual premium for the period from June 21, 2002 to June 21, 2003 is $33,646.

Court Actions

The Company is not a party to any oppression actions or derivative actions.

                          REPORT OF THE AUDIT COMMITTEE

The audit committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with management and the adequacy of the Company's accounting, financial and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the Company's independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. Such reviews are carried out with the assistance of the Company's auditors and senior financial management.

The Audit Committee of the Company's Board of Directors currently consists of three (3) individuals, being Jim Miller (chairman), Stuart Rogers and Ernie Kelly. Jim Miller, Stuart Rogers and Ernie Kelly who are independent members of the Board of Directors.

The Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2002 with management and the independent auditors. Management has the responsibility for the preparation of Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The
Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Company's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

                                 Audit Committee

                    Jim Miller, Stuart Rogers and Ernie Kelly

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to Company for the fiscal year ended December 31, 2002 by the Company's principal accounting firm, KMPG LLP:

     Audit Fees:                                                         $28,345
     Financial Information Systems Design and Implementation Fees(1):        Nil
     All Other Fees:                                                     $28,345
     Total:                                                              $28,345
     (1) Includes fees for tax consulting, permitted internal audit outsourcing and other non-audit services. The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

             Section 16(a) Beneficial Ownership Reporting Compliance

Federal securities laws require the Company's directors and executive officers and persons who own more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company.

To the Company's knowledge all of the Company's directors, executive officers, and greater-than-10% beneficial owners made all required filings on a timely basis for the fiscal year ended December 31, 2002.

Performance Graph

Set forth below is a graph comparing the cumulative total return to stockholders on the Company's common stock with the cumulative total return of the Nasdaq Composite Index for the period beginning on January 1, 2000, and the years ended on December 31, 2000, 2001 and 2002.

                         January 1,  December 31,   December 31,  December 31,
                            2000         2000           2001          2002
                       ---------------------------------------------------------
Moving Bytes Inc.             $100        $40            $21           $19
Nasdaq Composite Index        $100        $55            $48           $33

                                [OBJECT OMITTED]

The total return on the common stock and the Nasdaq Composite Index assumes the value of the investment was $100 on January 1, 2000, and that all dividends were reinvested, although dividends have not been declared on the Company's common stock. Return information is historical and not necessarily indicative of future performance.

                          FUTURE SHAREHOLDER PROPOSALS

From time to time, shareholders present proposals, which may be the proper subject for inclusion in the Company's Management Proxy Circular and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Annual Meeting of Shareholders of the Company must be received by the Company no later than February 28, 2004, for inclusion, if proper, in next year's proxy solicitation materials.

                       APPROVAL OF THE BOARD OF DIRECTORS

The contents of this management proxy circular have been approved, and the delivery of it to each shareholder of the Company entitled thereto and to the appropriate regulatory agencies has been authorized, by the Board of Directors of the Company.

DATED: May 7, 2003.

By Order of the Board of Directors of:

MOVING BYTES INC.

"Mark M. Smith"


Mark M. Smith
President and Director

                                                         PROXY


        ANNUAL MEETING (THE "MEETING")                          Resolutions (For full details of each item, please see the
             OF SHAREHOLDERS OF                                 accompanying Notice of Meeting and Management Proxy Circular)

      MOVING BYTES INC. (THE "COMPANY")
                                                                                                                   For     Withhold
                                                                                                                   ---     --------
                                                                1. To appoint KPMG LLP as the auditor of
MEETING DATE:      June 30, 2003                                   the Company at a remuneration to be
MEETING TIME:      11:00 am (Vancouver time)                       fixed by the directors.                         [ ]        [ ]
MEETING LOCATION:  1400 - 1055 West Hastings Street
                   Vancouver, British Columbia, Canada          2. To elect the following persons as
                                                                   directors of the Company
The undersigned  shareholder of the Company hereby appoints
J. Erik Mustad, the Chairman, Chief Executive Officer and          a)  J. Erik Mustad                              [ ]        [ ]
a director of the Company, or failing this person,
Mark M. Smith, the President and a director of the Company,        b)  Mark M. Smith                               [ ]        [ ]
or in the place of the foregoing, ________________________
(print the name), as proxyholder for and on behalf of the          c)  Jim Miller                                  [ ]        [ ]
shareholder with the power of substitution to attend, act
and vote for and on behalf of the shareholder in respect of        d)  Stuart Rogers                               [ ]        [ ]
all matters that may properly come before the Meeting and at
every adjournment of the Meeting, to the same extent and           e)  Ernie Kelly                                 [ ]        [ ]
with the same powers as if the undersigned shareholder were
present at the Meeting or any adjournment of the Meeting.          f)  Thomas Wharton                              [ ]        [ ]


                                                                                                                   For       Against
                                                                                                                   ---       -------

                                                                3. To consider and, if thought fit, approve        [ ]        [ ]
                                                                   and ratify the Company's 2003 Stock Option      [ ]        [ ]
                                                                   Plan.

                                                                   The undersigned Shareholder hereby revokes any proxy previously given to attend and vote at the Meeting or any adjournment of the Meeting.


                                                                   SIGN HERE:           -----------------------------

                                                                   Please Print Name:   -----------------------------

                                                                   Date:                -----------------------------

                                                                   Number of Shares:    -----------------------------


                                                                   This proxy form is not valid unless it is signed and dated.  If the proxy is not dated, it is deemed to bear the date on which it was mailed by the Company.

                                                                   See important information and instructions on reverse side.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   This proxy is solicited by the management of the Company.

2. If someone other than the shareholder of the Company signs this proxy form on behalf of the named shareholder of the Company, documentation authorizing the signing person to execute the proxy form on the shareholder's behalf that is acceptable to the Chair of the Meeting must be deposited with this proxy form in accordance with the instructions in the box below.

3. If a shareholder cannot attend the Meeting but wishes to vote on the resolutions, the shareholder can appoint another person (who need not be a shareholder of the Company) to vote according to the shareholder's instructions. To appoint someone other than the person named in this proxy form, a shareholder must either:

     a)   on the proxy form:

          i) strike out the printed names of the individuals specified as proxyholder;

          ii) insert the name of the shareholder's nominee in the blank space provided;

          iii) complete, sign and date the proxy form; and

          iv) return the proxy form in accordance with the instructions in the box below; or

     b)   complete another proper proxy form.

4. If a shareholder cannot attend the Meeting but wishes to vote on the resolutions and to appoint one of the nominees of management specified in this proxy form, the shareholder must:

     a)   leave the wording appointing a nominee as shown on the proxy form;

     b)   complete, sign and date the proxy form; and

     c) return the proxy form in accordance with the instructions in the box below.

5. If the instructions as to voting indicated in this proxy form are certain, the shares represented by the proxy form will be voted or withheld from voting in accordance with the instructions of the shareholder. If the shareholder specifies a choice in the proxy form with respect to any resolution to be acted upon, then the shares represented will be voted or withheld from the vote on that resolution accordingly. If no choice is specified in the proxy form with respect to any resolution to be acted upon, this proxy form confers discretionary authority with respect to that resolution upon the proxyholder appointed. It is intended that the nominee of management acting as proxyholder will vote the shares represented by the proxy form in favour of each resolution identified in the proxy form and for the nominees specified for directors and auditor. With respect to any amendments or variations to any of the resolutions identified in the proxy form or other matters that may properly come before the Meeting, the shares represented by the proxy form will be voted by the nominee of management acting as proxyholder in accordance with his best judgment.

6. If a shareholder returns this or another proper proxy form, the shareholder may still attend the Meeting and vote in person if the shareholder later decides to do so. To attend and vote at the Meeting, the shareholder must record his/her/its attendance with the Company's scrutineer at the Meeting and revoke the previously completed, returned proxy form in writing.


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To be presented  at the Meeting,  this proxy form must be received at the office of Pacific Corporate Trust Company by mail or by fax by 11:00 am (Vancouver time) on June 26, 2003 or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting. The mailing address of Pacific Corporate Trust Company is 10th Floor, 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8, and its fax number is (604) 689-8144.
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